Exhibit 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 14 to the registration statement on Form N-1A (the "Registration Statement") of our report dated March 8, 1996, relating to the financial statements of the Golden Oak Diversified Growth, Golden Oak Intermediate-Term Income and Golden Oak Prime Obligation Money Market Portfolios of The Arbor Fund which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Experts" and "Financial Statements" in the Statement of Additional Information and to the references to us under the headings "Financial Highlights" and "General Information" in the Prospectus.


PRICE WATERHOUSE LLP

Philadelphia, PA
March 27, 1996


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 14 to the registration statement on Form N-1A (the "Registration Statement") of our report dated March 8, 1996, relating to the financial statements of the California Tax-Exempt and Institutional Tax Free Portfolios of The Arbor Fund which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Experts" and "Financial Statements" in the Statement of Additional Information and to the references to us under the headings "Financial Highlights" and "General Information" in the Prospectus.


PRICE WATERHOUSE LLP

Philadelphia, PA
March 27, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 14 to the registration statement on Form N-1A (the "Registration Statement") of our report dated March 8, 1996, relating to the financial statements of the OVB Capital Appreciation, OVB Emerging Growth, OVB Government Securities, OVB West Virginia Tax-Exempt Income and OVB Prime Obligations Portfolios of The Arbor Fund which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Experts" and "Financial Statements" in the Statement of Additional Information and to the references to us under the headings "Financial Highlights" and "General Information" in the Prospectus.


PRICE WATERHOUSE LLP

Philadelphia, PA
March 27, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 14 to the registration statement on Form N-1A (the "Registration Statement") of our report dated March 8, 1996, relating to the financial statements of the U.S. Government Securities Money Fund and Prime Obligations Fund of The Arbor Fund which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the references to us under the headings "Experts" and "Financial Statements" in the Statement of Additional Information and to the references to us under the headings "Financial Highlights" and "General Information" in the Prospectus.


PRICE WATERHOUSE LLP

Philadelphia, PA
March 27, 1996